UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2022

ORGANICELL REGENERATIVE MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 300 Miami Florida	33136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “the Company,” “Organicell,” “we,” “us” and “our” refer to Organicell Regenerative Medicine, Inc. and its subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 13, 2022, Ryan Likes had joined the Company as its Chief Operating Officer. Matthew Sinnreich, the Company’s current Chief Operating Officer and Acting Chief Executive Officer assumed the role of President and will continue as Organicell’s Acting Chief Executive Officer.

Ryan Likes, 42, is a seasoned operations, business, and legal executive with a focus on launching new divisions and/or initiatives.  From 2021 until shortly before he joined Organicell, Mr. Likes was an investor in and interim head of business operations at BIG3 Basketball, where he played an integral role in helping the successfully re-launch the league for their fourth season after the 2020 season was cancelled due to COVID.  From 2019 to 2020, Mr. Likes was a Vice President working on special projects for System Property Development Company, a real estate development company. Prior thereto, he was Co-Chief Operating Officer of Super Deluxe, a division of Turner Broadcasting, from 2015 to 2018, which he helped build from the ground up, running the television, film, business affairs, legal, finance, and production departments. Before Super Deluxe, Mr. Likes was Chief of Operations and Business Affairs at Grupo Televisa from 2013 to 2015, where he helped launch their English language television studio. He began his career as a corporate associate at O’Melveny and Myers from 2006 to 2009, specializing in M&A and finance. Mr. Likes holds a bachelor’s degree from the University of California, Los Angeles and a J.D. from Yale Law School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2022	ORGANICELL REGENERATIVE MEDICINE, INC.

	By:	/s/ Ian Bothwell
Ian Bothwell Chief Financial Officer

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